UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09995

T. Rowe Price Global Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Item 1. Report to Shareholders

Global Technology Fund	June 30, 2013

The views and opinions in this report were current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global technology stocks saw decent gains in the first half of the year, although returns lagged those of the broader global market and U.S. stocks, in particular. While some traditional technology markets, such as the personal computer industry, struggled, the sector continued to benefit from vibrant growth in smartphones, mobile and cloud-based computing, and other areas. We are happy to report that our fund enjoyed a good return and outpaced its benchmark, although we lagged our peer group index by a bit. In our opinion, the upside of the technology sector’s underperformance in global markets in recent months is that valuations make it poised to outperform over the next few years, and we are finding many attractive companies serving a variety of markets around the globe.

PERFORMANCE COMPARISON

Our fund advanced 7.41% in the last six months. Once again, the fund easily outperformed the MSCI All Country World Index Information Technology, though we lagged the Lipper Global Science/Technology Funds Index by a lesser amount. Despite landing in the middle of its pack over the past year, the fund’s long-term relative performance remains very favorable—it is Lipper’s top-ranked fund in its category for the 10-year period through June 30, 2013. Based on cumulative total return, Lipper ranked the Global Technology Fund 22 of 44, 4 of 39, 3 of 21, and 1 of 19 global science/technology funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2013, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Over the first half of the year, stocks built on the rally they had begun in the late fall of 2012. Growth in corporate profits and the global economy was hardly robust, but investors appeared to celebrate that the economic environment continued to improve in the U.S. despite federal spending cuts and tax increases early in the year. Growth was particularly welcome in the labor market, as employers continued to add to payrolls at a steady clip. The housing market appeared to have established a solid rebound, as housing prices increased at a healthy rate in most of the country and home construction picked up.

Most of the clouds on the economic horizon were centered overseas, but developed markets in Europe and Asia also generally posted good gains. The eurozone economy recorded its sixth consecutive quarter of economic contraction, as the region remained burdened with austerity measures stemming from its debt crisis. Investors welcomed new central bank measures to boost liquidity in the region, however, as well as efforts by European companies to cut costs and strengthen balance sheets. In Asia, Japanese stocks surged after the new government announced a series of stimulus measures, but Chinese stocks pulled back sharply as economic growth slowed in response to both weaker exports and government efforts to cool inflation and head off asset bubbles.

As became clear in June, another large factor in market gains around the globe was supportive Federal Reserve policy. As it had promised, the Fed kept official short-term interest rates near 0% as it waited for unemployment to come down to its target of 6.5%—far from the 7.6% rate at the end of our reporting period. The Fed’s quantitative easing program may have been an even more important driver in market terms, however. The Fed continued to purchase $85 billion of Treasury bonds and agency mortgage-backed securities each month, which kept long-term interest rates near record lows. Investors seeking higher returns could only turn to riskier bonds, equities, or other assets, boosting markets both in the U.S. and overseas. In June, however, markets around the world briefly sold off after Fed Chairman Ben Bernanke announced that the central bank would “taper” asset purchases if the U.S. economy continued to improve as it expected. Markets calmed only after central bankers in both Europe and the U.S. assured investors that a dramatic change in monetary policy was not imminent.

Global technology shares lagged the overall market somewhat, as did technology shares within the U.S. market. Global growth concerns were one factor, but investors also preferred defensive, high-yielding sectors such as utilities and consumer staples, which offered a compelling alternative to very low-yielding bonds.

PORTFOLIO REVIEW

Software, our second-largest sector allocation, provided the largest boost to results in the first half of the year. Performance was driven in part by so-called cloud-based software, which is maintained on servers connected to the Internet and has rapidly grown in popularity because it frees users from maintenance worries and offers lower hardware and infrastructure costs. The blossoming of the segment has attracted a number of new entrants and led to high stock valuations, however, so our focus has been on distinguishing the durable longer-term winners. We believe we found such a performer in ServiceNow, which offers management software that facilitates companies’ operations. Our top contributor over the past six months, the company continues to grow its billings at an impressive rate and maintains a very high customer retention rate. We believe it should continue to grow given its strong position in a large potential market, and we believe its prospects will improve further as it develops into a platform company for custom applications. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Another top contributor in the segment was Proofpoint, the leading cloud-based e-mail security software company. The company boasts top-tier technology, an excellent management team, and very cost-competitive products, which have kept its subscription retention rate high. We also like the company’s measured expansion into cloud-based e-mail archiving, which leverages its existing customer relationships. Investors were late to realize Proofpoint’s strong cloud presence, and its stock surged as they bid up its valuation more in line with its cloud-based peers. Another good performer was Cornerstone OnDemand, a leading provider of cloud-based employee learning and talent management solutions. The company is uniquely positioned within the human resources market, and we believe its recruiting platform will become an increasingly important driver of growth over time.

Just as investors have enthusiastically embraced cloud-based software, so have they punished traditional competitors that appear vulnerable to its advance. One of our worst performers was VMware, which has been late to the cloud business and has suffered from increased competition in markets for many of its key products. We have maintained our investment in VMWare and other non-cloud firms such as Red Hat, which still have good earnings and margins and are now trading at historically low valuations. These remain very well-positioned companies in their niches, and their businesses are likely to grow for some time to come.

Media stocks are a much smaller part of the portfolio, but they provided a large boost to our results in the period. This was primarily due to one household name, Google, and another that is fast becoming one, LinkedIn. Google continued to build on its dominant role in e-commerce, and the company is also taking a larger place in the smart-phone market, where devices running its Android operating system are growing in popularity. LinkedIn is the world’s largest professional social network, and its stock advanced sharply during the period. While the company’s platform allows individuals to manage and share their professional identities online, it also enables enterprises to identify and hire new talent. We believe LinkedIn has a long runway for growth given the quality of its franchise and the size of its addressable markets.

The fund’s largest allocation is to semiconductors, where we are also overweight relative to our benchmark. Many semiconductor companies are poised to benefit from global adoption of smartphones and tablets, as well as the growing use of semiconductors outside of traditional technology products. One of our leading contributors was ON Semiconductor, an analog semiconductor manufacturer. The company has seen a steady and sustained improvement in bookings throughout the period, and we believe management has also done a good job in navigating a challenging environment through continued cost cuts. The firm should benefit from tightening supply/demand fundamentals and cyclical industrial recovery. Another good performer was Diodes, a semiconductor company known for low costs and high reliability. The stock rose as the company beat earnings and profit margin estimates. While we have observed an uptick in its business across all regions, we have taken this opportunity to moderate our position size into strength in light of the potential overhang from PC weakness and China growth concerns.

By some margin, the fund’s largest detractor in the period was technology giant Apple. By late April, the company’s shares had declined by almost half from their highs in September 2012—an especially remarkable descent given the scope of the broader bull market over most of this period. Increasing competition in the smartphone market from Samsung and Chinese brands and a slower pace of new product releases dampened sentiment, but part of Apple’s challenge has been its very size and profitability, which has led some to question its ability to generate strong revenue growth and maintain margins. We believe that Apple’s past success is no reason to write off its future, however—especially with its price-to-earnings ratio near single digits. Upcoming iPad and iPhone refreshes, partnerships with new carriers, and capital returns to shareholders should all serve as tailwinds for the company and its stock.

We continue to rely on our fundamental research, which often includes repeated contact with company managements, to find new opportunities for the fund. Thanks to our global network of analysts, this search can take us far. One recent example is Allot Communications, a relatively small Israeli firm that offers technologies for firms providing Internet access, including allocating broadband and inspecting transmissions for security purposes. We have spent a good deal of time with the CEO and other top executives, and we were very impressed. Indeed, we are making a concerted attempt to broaden the fund’s geographical diversification, and the recent pullback in Japan presented us with an opportunity to expand our position in Fanuc, an electromechanical manufacturer specializing in robotics, as well as wireless firm Softbank, which owns a large stake in Alibaba, the largest e-commerce firm in China. Alibaba is preparing an IPO, and its recently available growth figures are astounding. China’s Baidu, the country’s leading search engine company, has also provided us access to that important market.

Among U.S. positions, our familiarity with a strong management team led us to a new position in Palo Alto Networks. We added significantly to our position in Trimble Navigation, which uses GPS technologies to provide precision farming equipment and software that allows farmers to make the best use of land and fertilizer. The company is expanding its technology to the massive construction market, and we used a pull-back to add to our holdings. In terms of sales, we trimmed some of our cloud-oriented holdings that have surged in valuation, including ServiceNow, Cornerstone OnDemand, and Concur Technologies. We moved on from positions, such as Motorola Solutions and Nuance Communications, where we saw a decline in business execution and long-term prospects. We also eliminated a number of generally smaller positions, many in small-cap firms, in which we have less conviction.

OUTLOOK

In terms of the overall market, it is clear that robust market gains have come against the backdrop of a relatively frail global economic recovery. In that sense, the market has probably gotten “over its skis” a bit, and we would not be surprised to see flat or even negative returns in the coming months. Our corner of the market looks somewhat better, however. Technology stocks are cheaper than the market as a whole while boasting generally better cash flow and growth dynamics. More importantly, we are confident that we have constructed a portfolio of solidly positioned firms in a number of global markets. While not all of our investment theses will play out as we hope, we believe our value-conscious approach should cushion our downside and provide ample longer-term opportunities for our shareholders.

Thank you for your continued support, and we look forward to informing you on our progress in six months.

Respectfully submitted,

Joshua K. Spencer
President of the fund and chairman of its Investment Advisory Committee

July 16, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Global Science/Technology Funds Index: An index of science and technology mutual fund performance returns of funds that invest in technology companies around the world for specified periods as tracked by Lipper Inc.

MSCI All Country World Index Information Technology: An index that tracks information technology stocks in developed and emerging markets.

PORTFOLIO HIGHLIGHTS

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 6/30/13 |
|---|---|
| Apple | 13.7% |
| Qualcomm | 4.4 |
| Baidu | 4.1 |
| NXP Semiconductor | 3.8 |
| Cisco Systems | 3.6 |
| Microsoft | 3.1 |
| ON Semiconductor | 3.1 |
| Google | 3.0 |
| Proofpoint | 2.7 |
| ServiceNow | 2.4 |
| Oracle | 2.0 |
| VMware | 2.0 |
| Allot Communications | 1.9 |
| Trimble Navigation | 1.7 |
| Juniper Networks | 1.6 |
| Amazon.com | 1.6 |
| Broadcom | 1.6 |
| Avago Technologies | 1.4 |
| Samsung Electronics | 1.4 |
| TIBCO Software | 1.4 |
| Fairchild Semiconductor International | 1.4 |
| F5 Networks | 1.3 |
| Jabil Circuit | 1.3 |
| EMC Corp. | 1.3 |
| Atmel | 1.2 |
| Total | 67.0% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

| | 6 Months Ended 6/30/13 | Year Ended 12/31/12 | 12/31/11 | 12/31/10 | 12/31/09 | 12/31/08 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 10.12 | $ 8.95 | $ 9.42 | $ 7.68 | $ 4.26 | $ 7.61 |
| Investment activities | | | | | | |
| Net investment income (loss)(1) | – | (0.01) | (0.03) | (0.02) | (0.02) | (0.02) |
| Net realized and unrealized gain / loss | 0.75 | 1.74 | (0.13) | 1.76 | 3.44 | (3.33) |
| Total from investment activities | 0.75 | 1.73 | (0.16) | 1.74 | 3.42 | (3.35) |
| Distributions | | | | | | |
| Net realized gain | – | (0.56) | (0.31) | – | – | – |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 10.87** | **$ 10.12** | **$ 8.95** | **$ 9.42** | **$ 7.68** | **$ 4.26** |

**Ratios/Supplemental Data**

| | 6 Months Ended 6/30/13 | Year Ended 12/31/12 | 12/31/11 | 12/31/10 | 12/31/09 | 12/31/08 |
|---|---|---|---|---|---|---|
| **Total return**(2) | 7.41% | 19.24% | (1.64)% | 22.66% | 80.28% | (44.02)% |
| Ratio of total expenses to average net assets | 0.96%(3) | 0.97% | 0.98% | 1.04% | 1.22% | 1.32% |
| Ratio of net investment loss to average net assets | (0.03)%(3) | (0.09)% | (0.29)% | (0.29)% | (0.25)% | (0.29)% |
| Portfolio turnover rate | 39.5% | 182.4% | 110.5% | 135.3% | 109.9% | 95.8% |
| Net assets, end of period (in thousands) | $ 711,199 | $ 697,061 | $ 499,853 | $ 381,252 | $ 254,511 | $ 92,485 |

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

## Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **COMMON STOCKS 90.9%** | | |
| **HARDWARE 19.1%** | | |
| **Consumer Electronics 13.7%** | | |
| Apple | 246,400 | 97,593 |
| | | 97,593 |
| **Enterprise Hardware 2.1%** | | |
| EMC | 386,300 | 9,124 |
| National Instruments | 134,200 | 3,750 |
| NetApp (1) | 57,100 | 2,157 |
| | | 15,031 |
| **Supply Chain/Electronic Manufacturing 3.3%** | | |
| Fanuc (JPY) | 30,800 | 4,466 |
| Hon Hai Precision (TWD) | 3,192,900 | 7,883 |
| Jabil Circuit | 447,800 | 9,126 |
| Quanta Computer (TWD) | 816,000 | 1,770 |
| | | 23,245 |
| Total Hardware | | 135,869 |
| **IT SERVICES 0.9%** | | |
| **IT Services 0.9%** | | |
| Xoom (1) | 286,900 | 6,576 |
| Total IT Services | | 6,576 |
| **MEDIA 11.7%** | | |
| **Cable/Satellite 1.0%** | | |
| Charter Communications, Class A (1) | 28,000 | 3,468 |
| Time Warner Cable, Class A | 29,500 | 3,318 |
| | | 6,786 |
| **Internet E-Commerce 2.8%** | | |
| Amazon.com (1) | 40,500 | 11,247 |
| eBay (1) | 138,300 | 7,153 |

| | | |
|---|---|---|
| TripAdvisor (1) | 23,100 | 1,406 |
| | | 19,806 |
| **Internet Media 7.9%** | | |
| Baidu, ADR (1) | 311,700 | 29,465 |
| Google, Class A (1) | 24,100 | 21,217 |
| LinkedIn (1) | 32,600 | 5,813 |
| Youku.com, Class A, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $– (1)(2) | 2 | – |
| | | 56,495 |
| Total Media | | 83,087 |
| **SEMICONDUCTORS 21.5%** | | |
| **Analog Semiconductors 10.2%** | | |
| Avago Technologies | 270,900 | 10,126 |
| Diodes (1) | 59,700 | 1,551 |
| Fairchild Semiconductor, Class A (1) | 711,400 | 9,817 |
| Intersil Holding, Class A | 226,900 | 1,775 |
| Nxp Semiconductor (1) | 879,700 | 27,253 |
| ON Semiconductor (1) | 2,713,000 | 21,921 |
| | | 72,443 |
| **Digital Semiconductors 8.9%** | | |
| Altera | 207,900 | 6,858 |
| ARM Holdings (GBP) | 685,054 | 8,283 |
| Atmel (1) | 1,195,500 | 8,787 |
| Broadcom, Class A | 329,200 | 11,114 |
| Infineon Technologies (EUR) | 693,247 | 5,802 |
| IQE (GBP) (1) | 3,936,502 | 1,078 |
| Samsung Electronics (KRW) | 8,556 | 10,054 |
| SK Hynix (KRW) (1) | 138,280 | 3,778 |
| Taiwan Semiconductor Manufacturing (TWD) | 1,997,000 | 7,396 |
| | | 63,150 |

| | | |
|---|---|---|
| **Semiconductor Capital Equipment 2.4%** | | |
| Applied Materials | 585,700 | 8,733 |
| ASML (EUR) | 28,230 | 2,227 |
| Nova Measuring Instruments (1) | 227,800 | 2,062 |
| Rudolph Technologies (1) | 346,800 | 3,884 |
| | | 16,906 |
| Total Semiconductors | | 152,499 |
| **SOFTWARE 21.2%** | | |
| **Applications Software 4.3%** | | |
| Aveva Group (GBP) | 199,090 | 6,825 |
| Concur Technologies (1) | 102,400 | 8,333 |
| Marketo (1) | 203,700 | 5,066 |
| Model N (1) | 30,500 | 713 |
| NetSuite (1) | 15,600 | 1,431 |
| SAP (EUR) | 70,742 | 5,181 |
| Sourcefire (1) | 32,100 | 1,783 |
| Workday (1) | 22,815 | 1,462 |
| | | 30,794 |
| **Enterprise Software 3.1%** | | |
| Cornerstone OnDemand (1) | 155,000 | 6,710 |
| Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $590 (1)(2) | 34,705 | 822 |
| Tableau Software (1) | 10,900 | 604 |
| VMware, Class A (1) | 209,800 | 14,055 |
| | | 22,191 |
| **Infrastructure Software 7.2%** | | |
| Microsoft | 635,800 | 21,954 |
| Oracle | 470,830 | 14,464 |
| Red Hat (1) | 92,200 | 4,409 |

| | | |
|---|---|---|
| **MEDIA 0.5%** | | |
| **Internet E-Commerce 0.0%** | | |
| Peixe Urbano, Acquisition Date: 12/5/11 Acquisition Cost $1,364 (1)(2)(3) | 41,445 | 206 |
| | | 206 |
| **Internet Media 0.5%** | | |
| coupons.com, Acquisition Date: 6/1/11 Acquisition Cost $1,080 (1)(2)(3) | 196,610 | 538 |
| Twitter, Acquisition Date: 9/24/09 - 9/13/11 Acquisition Cost $448 (1)(2)(3) | 168,000 | 3,054 |
| | | 3,592 |
| Total Media | | 3,798 |
| **SOFTWARE 0.2%** | | |
| **Applications Software 0.2%** | | |
| New Relic, Series A, Acquisition Date: 4/17/13 Acquisition Cost $31 (1)(2)(3) | 1,798 | 32 |
| New Relic, Series E, Acquisition Date: 1/9/13 Acquisition Cost $899 (1)(2)(3) | 51,646 | 899 |
| Total Software | | 931 |
| **TECHNOLOGY 0.4%** | | |
| **Software & Services 0.4%** | | |
| Dropbox, Series A, Acquisition Date: 5/1/12 Acquisition Cost $289 (1)(2)(3) | 31,927 | 246 |
| Dropbox, Series A-1, Acquisition Date: 5/1/12 Acquisition Cost $1,419 (1)(2)(3) | 156,830 | 1,206 |
| Evernote, Acquisition Date: 5/2/12 Acquisition Cost $1,338 (1)(2)(3) | 111,219 | 1,471 |
| Total Technology | | 2,923 |
| Total Convertible Preferred Stocks (Cost $11,047) | | 12,133 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Global Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $27,000 for the six months ended June 30, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2013, totaled $1,350,000 for the six months ended June 30, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the securities.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $265,378,000 and $340,597,000, respectively, for the six months ended June 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2012, the fund had $233,000 of available capital loss carryforwards.

At June 30, 2013, the cost of investments for federal income tax purposes was $641,813,000. Net unrealized gain aggregated $66,307,000 at period-end, of which $88,553,000 related to appreciated investments and $22,246,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2013, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2013, expenses incurred pursuant to these service agreements were $60,000 for Price Associates; $238,000 for T. Rowe Price Services, Inc.; and $21,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2013, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 539,179 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with their deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio was above the median for certain groups of comparable funds and below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2013